CF Bankshares Inc. Annual Stockholders Meeting Wednesday June 4, 2025 Columbus Cleveland Cincinnati Akron Indianapolis

Forward Looking Statements Comments made in this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in good faith by us. Forward-looking statements include but are not limited to: (1) projections of revenues, income or loss, earnings or loss per common share, expense or savings, credit quality, capital structure and other financial items; (2) plans and objectives of the management or Boards of Directors of CF Bankshares Inc. (the “Holding Company”) or CFBank, National Association (“CFBank”); (3) statements regarding future events, actions or economic performance; and (4) statements of assumptions underlying such statements.  Words such as "estimate," "strategy," "may," "believe," "anticipate," "expect," "predict," "will," "intend," "plan," "targeted," and the negative of these terms, or similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.  Various risks and uncertainties may cause actual results to differ materially from those indicated by our forward-looking statements.  For factors that could cause actual results to differ from our forward-looking statements, please refer to the “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the SEC.

Our Story of Sustainable Growth: Building franchise value consistently as proven by our 5-year Tangible Book Value CAGR of 15%. 10-year Loan & Deposit (100% organic) growth rates of over 20% CAGR. Strong Organic Growth coupled with demonstrated expense discipline. CFBank Franchise is uniquely positioned for growth and expansion through our presence in 5 Metro Markets (Columbus, Cleveland, Cincinnati, Akron & Indianapolis). Setting the table for accelerating future growth through attracting high performing bankers from regional banks to Team CF. 5 Top performing Commercial bankers have been added year to date. CFBank Compounding Growth drives Franchise Value

Our CFBank Relationship focused business model resonates with business owners and entrepreneurs. Our flexibility & responsiveness, along with access to decision makers, differentiates us as a preferred alternative to regional banks for small and mid-sized businesses. Total Loan Mix weights 72% Commercial. Going forward, our Priority is Commercial Loan Growth, predominantly C&I. Strategic business intent includes growing Equipment Financing volumes. 5-Year Noninterest-Bearing (NIB) Deposit CAGR of 19%. Enhanced Treasury Management capabilities through our 2022 core operating platform conversion supports driving future NIB Deposit growth and Fee Income opportunities. Looking ahead, we anticipate future Fed rate decreases to provide deposit re-pricing opportunities to accompany a return to lower interest rates. Leaning heavily into Commercial Banking

Key Strategic & Business Focus Leaning into our Core Competency – Commercial Banking. Strategically reducing our lower rate Residential Mortgage portfolio loans while increasing our Commercial business with full banking relationships (including Loans, Deposits and Treasury Management). Non-interest income opportunities: Treasury Management fee growth opportunities through adding new customer relationships. Increasing SWAP Fees. Our Commercial Credit Card program is gaining traction. Q1 2025 Commercial Credit Card income was up 58% vs. Q1 2024. Expanding secondary market saleable Residential Mortgage loan originations. Our Bests are yet Ahead!

Uniquely positioned to scale and expand market share in our 5 major Metro Markets. CFBank possesses significant Upside for successfully growing Market Share in Major Commercial Markets. Potential for significant market share growth in all 5 Metro Markets. Full Service National Charter Commercial Bank, with a successful track record of competing vs. Regional Banks. Expanding Core Business with recurring, predictable non-interest income. Favorable stock performance in 2024 versus Peers. CFBK stock price increased by over 30% during 2024 vs. KBW Nasdaq Regional Bank Index, which increased 10%. Book value of $25.86 / share as of 3/31/2025. CONSISTENT GROWTH AND FRANCHISE EXPANSION CF BANKSHARES / CFBANK